Building America's Leading Enterprise Bitcoin Miner

Marathon Digital Holdings

Nasdaq: **MARA**
September 2021

Marathon At-a-Glance

Building one of the largest & most agile enterprise Bitcoin mining operations in North America by…

AGGRESSIVELY INCREASING MARATHON'S HASH RATE (probability of earning bitcoin)

+7,122% from 0.18 EH/s in Jan. 2021 to **13.3 EH/s** in **Mid 2022**

OPTIMIZING BITCOIN PRODUCTION COSTS

Blended mining costs of ***$5,612 / BTC****

MITIGATING RISKS & INCREASING OPTIONALITY

Investing in ***miners not infrastructure***

Hash Rate Growth



14.0
13.0
12.0
11.0
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
0.2%
0.4%
0.4%
0.8%
1.3%
2.3%
1.9%
1.8%
1/31/21
2/28/21
3/31/21
4/30/21
5/31/21
6/30/21
7/31/21
8/31/21
9/30/21
10/31/21
11/30/21
12/31/21
1/31/22
2/28/22
3/31/22
Mid 2022
MARA's Actual Hash Rate (EH/s)
MARA's % of Global Hash Rate
MARA's Projected Hash Rate (EH/s) once Deployed

All hash rates after August 2021 are estimates based on current shipment, delivery, and installation schedules of miners and are subject to change.
* Unaudited costs include cost of electricity + hosting fees = $0.045 / kWh; excludes capital expenditure

MARATHON DIGITAL HOLDINGS

Aggressively Scaling Mining Operations To Drive Value

As of September 1, 2021...

133,000 miners purchased
1,758 BTC mined YTD
6,695 BTC held YTD

If all miners were deployed today & bitcoin's price was $45,000...*

11% of the global bitcoin hash rate = 87 BTC / day

70% carbon neutral mining operations

Revenues = $119.1 million / month, or $1.43 billion / year

Non-GAAP income from operations* = $102.4 million / month, or $1.23 billion / year



Total Number of Purchased Miners & Scheduled Deliveries
150,000
130,000
110,000
90,000
70,000
50,000
30,000
10,000
32,220
38,220
48,720
63,420
78,120
97,820
113,120
118,120
123,120
128,120
133,000
Sep-21
Oct-21
Nov-21
Dec-21
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22
Jul-22

*Estimates are based on total network's hash rate as of September 1, 2021 and are not a guarantee of future results. All estimates include 90% efficiency of mining operations.

* Non-GAAP income from operations excludes the impact of depreciation and amortization of fixed assets, impairment losses on mined cryptocurrency, server maintenance contract amortization, and stock compensation expense and does not include the change in fair value of the Company's investment fund, which purchased 4,812.66 BTC for approximately $150 million in January 2021.

The Marathon Difference

Scale: Growing hash rate 536% from 2.09 EH/s Q2 2021 to 13.3 EH/s by mid 2022

Profitable: Paying $0.045 / kWh for electricity + hosting & producing BTC for $5,612 / BTC;[1] margins of c. 85% upon full deployment

Agile: Investing in miners rather than infrastructure; Model provides agility & focuses on maximizing return on assets

Capital Efficient: By end of 2022, potential for return on assets of 2.24x ($2.24 in profit for every $1 spent on assets)[2]

Well Capitalized: $70.9 million in cash & 6,695 BTC → $387.3 million in total liquidity;[3] consistent access to capital in capital intensive industry with $0 long-term debt

Quality Relationships: With industry leaders enable low energy costs, consistent access to miners, & ample expansion opportunities

1. As of Q2 2021
2. Return on Assets = (2022 Potential Net Income / (Total Avg. Assets at Year End 2022 + 2021) / 2)
3. As of September 1, 2021

MARATHON™ DIGITAL HOLDINGS

Mining - The Engine that Fuels the Bitcoin Ecosystem

Mining – A system that adds transactions & provides security to the Bitcoin blockchain; How new bitcoins enter the market

A Miner – a computer designed to solve a mathematical algorithm (i.e., the Bitcoin code)

How it works

1. A Bitcoin transaction occurs and is broadcast to the network →
2. A miner pools together "pending" Bitcoin transactions in a "block" →
3. Once a block is formed, miners compete to "hash" their block (i.e., solve a cryptographic puzzle)

   Difficult to solve, yet simple to verify (Sudoku) →
4. Once solved, the network checks the miner's work (i.e., verifies their "Proof of Work" adheres to rules of the Bitcoin protocol) →
5. The new block of verified transactions is attached to a chain of prior blocks, hence "blockchain" (i.e., the public Bitcoin ledger) & the process repeats →
6. For solving the puzzle, miners are rewarded with Bitcoin

   Currently, 6.25 BTC per block / Blocks are solved, on avg., every 10 min.

Finite Supply & Fixed Rewards

21,00,000 BTC mined by 2140

Today

1 block every 10 min.
6.25 BTC / block
=
900 BTC / day

3.9% held by "ETFs"

1.0% held by public companies

Mining pools in "co-opetition"

1.	ANTPOOL	+24 EH/s
2.	f2pool	+24 EH/s
3.	ViaBTC	+18 EH/s
4.	Poolin	+15 EH/s
5.	BTC.com	+14 EH/s
6.	BINANCE	+14 EH/s
7.	foundry	+10 EH/s
8.	SLUSH POOL	+3 EH/s
9.	Huobi	+2 EH/s
10. - 14	MARAPOOL Powered by Marathon	+2 EH/s

MARAPOOL™
Powered by Marathon

Carbon neutral mining

Audited by a leading, third-party audit firm based in the U.S.

Exclusive access to services provided by

NYDIG

13.3 EH/s from just Marathon's miners at full deployment in mid 2022

Sources: https://www.buybitcoinworldwide.com/treasuries/, https://btc.com/btc/insights-pools

MARATHON DIGITAL HOLDINGS

The Bitcoin Ecosystem Has Gone Mainstream

INFORMATION
OXT
Coin Dance
Bitcoin Optech
BITNODES
BLOCKCHAIN
Blockstream

CUSTODY
BitcoinCore
xapo
ARMORY
Casa
ELECTRUM
NYDIG
bitkey
OPENDIME
COLDCARD
Samourai Wallet
GreenAddress

MINING
MARATHON DIGITAL HOLDINGS
HUT 8
BITMAIN
Canaan
EBANG 亿邦通信
BITFURY
RIOT
CORE SCIENTIFIC
WHINSTONE
SLUSH POOL
HIVE

NODES
dojo
bitseed
Lightning Farm
nodl personal bitcoin assistant
Casa
Lightning in a Box
RASPI BLITZ

DEVELOPMENT
CL
CYPHERNODE
open timestamps
Blockstream
rsk
ZeroNet
bitcoin lightning
woleet
ACINQ

Exchanges
GEMINI
eqonex
BINANCE
POLONIEX
coinbase
BITFINEX
Cash App
robinhood
kraken

ADOPTION
tallycoin
Bitrefill
BitPatron
FASTBITCOINS
OpenBazaar
bylls
FOLD
Purse
lolli
honeyminer

PAYMENTS
strike
opennode
AZTE.CO
bitpay
Blockstream
VISA
Square
BTCPAY
PayPal
venmo

PRIVACY
Bob Wallet
Tails
REVEALER
WASABI WALLET

Adoption is Accelerating


Global Crypto Market Size Over Time
(in millions)
230
210
190
170
150
130
110
90
70
50
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21

Traditional Payment Processing & FinTech taking BTC mainstream

NYDIG NCR

Partner to offer BTC trading via mobile apps to 650 banks & credit unions

coinbase

Listed on Nasdaq at $85.8 billion

PayPal Cash App venmo robinhood

Enabling buying, selling, & trading

VISA mastercard

Offering crypto-friendly payment services

Institutional investors, banks, & countries are coming on board

Marathon Shareholders

BlackRock Vanguard Fidelity Investments

Goldman Sachs Morgan Stanley J.P.Morgan

"I like bitcoin even more now than I did then. I think we are in the first inning of bitcoin, and it's got a long way to go."

- Paul Tudor Jones, October 2020

2021: El Salvador makes Bitcoin legal tender

Sources: [illegible] Chaparro, Frank. "Paul Tudor Jones Says He Likes Bitcoin More than Ever, Says 'We Are in the First Inning'." Nelson Renteria, Tom Wilson. "In a World FIRST, El SALVADOR Makes Bitcoin Legal Tender." *Reuters*, Thomson Reuters, 9 June 2021, www.reuters.com/world/americas/el-salvador-approves-first-law-bitcoin-legal-tender-2021-06-09/. www.coindesk.com. Wang, Kevin. "Measuring Global Crypto Users: A Study to Measure Market Size Using On-Chain Metrics." Crypto.com, July 2021.

The Path to Profitable Mining

Power (hash rate)

More powerful miners → increased power (hash rate)

Increased power → higher probability of earning BTC

Costs of Production

Lower costs → higher profits in bull markets & survivability in bear markets

Annual Mining Profitability

$$= \left[\left(\frac{\text{Marathon's hash rate}}{\text{Network hash rate}} \right) \times \left(\text{Price of BTC} \right) \times \left(\text{6.25 block reward} \right) \times \left(\text{52,560 blocks/year} \right) \right] - \left[\left(\text{Price of miners} \right) + \left(\text{Costs of electricity \& hosting} \right) + \left(\text{Marathon's corporate expenses*} \right) \right]$$

Marathon Controls

- Its hash rate
- Cost of electricity & hosting
- Corporate expenses

Marathon Doesn't Control

- Network hash rate
- Price of BTC
- Block reward & # of blocks/year
- Price of miners

* Rent, employees, public company expense, etc.

MARATHON DIGITAL HOLDINGS

Typical Mining Business Models

Most miners…

RIOT WHINSTONE HUT 8 HIVE CORE SCIENTIFIC

Contract for power

Own hosting facilities

Buy & operate miners

Building Infrastructure

- Invest $30M to build a 100 MW facility
- $30M facility = ~28,570 S19 Pro @ 110 TH (total 3.14 EH)
- 19.5 BTC/day @ $30,000 = $585,212 in rev / day @ cost of $112,318
- Operating cost savings of $0.0032/kWh → **$7,680 / day** in additional profit
- Return on $30M invested capital = **9.3%** annually

The Marathon Method

Focuses on Return on Assets

MARATHON DIGITAL HOLDINGS

Growth Strategy: Invest in miners rather than infrastructure

Agility = Resilience

Contract for power

Pay for hosting facilities

Buy & operate miners

Buying Miners

- Invest $30M to purchase miners
- $30M = 6,000 S19 Pro @110 TH (total of 0.66 EH)
- Incremental 4.1 BTC / day @ 145 EH global hash rate & $30,000 / BTC
- $123,000 incremental revenue / day @ incremental cost of $25,200 / day for hosting + power resulting in Incremental profit
- **$97,800 / day - $7,680 cost difference = $90,120**
- Return on $30M invested capital= **109%** annually

Advantages

Flexible structure to mitigate price declines & regulatory changes
Ability to capitalize on new power deals & innovations incl. renewables
Higher returns on invested capital

Our Mining Operations

South Dakota — Hosted by COMPUTENORTH

Marathon's original mining facility

- +2,000 miners (0.2 EH/s)
- Operational as of Q3 2020

Montana — Powered by BEOWULF ENERGY

A stable supply of low-cost electricity

- +30,000 S19 miners (3.3 EH/s)
- Economic stimulus to local Native American community
- Owns 6 million shares in Marathon (skin-in-the-game)

Texas — Hosted by COMPUTENORTH

Access to infrastructure with no cap ex & foundation for carbon neutrality

- +73,000 S19 miners (7.0 EH/s)
- Access to 300 MW facility with no capital expenditure
- 100% carbon neutral mining operations from renewable energy sources
- Opportunities for expansion w/ favorable terms

BITMAIN — Industry leading performance, accelerated timelines, & competitive pricing

To date:
Purchased c. 130,000 S19 miners → Premier customer status
Blended cost paid per TH = $27.11

Theoretical BTC Produced per Month with Network Hash Rate as of September 1, 2021



4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
492
520
738
1,266
1,737
2,036
2,134
2,904
Sep-21
Oct-21
Nov-21
Dec-21
Jan-22
Feb-22
Mar-22
Mid 2022

Theoretical BTC Production: (MARA's potential hash rate at start of month) / (126 EH/s) = MARA's % of global hash rate; (MARA's % of global hash rate) * (900 BTC/day) * (30.5 days/month)

ESG in Action

Global Electricity Production


17%
83%
Unused (TWh)
Consumed (TWh)

Bitcoin as a % of Consumed Electricity


0.38%
99.62%
BTC (TWh)
Remaining Unused (TWh)

Marathon's Focus

By the end of Q1 2022…
70% carbon neutral mining operations

By the end of FY 2022…
100% carbon neutral mining operations

Hardin, MT: Revitalized dormant power plant providing economic stimulus to local Native American tribe

Source: Cambridge Bitcoin Electricity Consumption Index (CBECI), cbeci.org/cbeci/comparisons.
All estimates are based on information currently available and are subject to change.

Increasing BTC Production & "HODLing"

As of September 1, 2021

- Avg. BTC mining cost: $5,612 / BTC*
- BTC mined & held to date: 1,758 BTC
- Total BTC holdings: 6,695 BTC

22,412 miners deployed generating
2.3 EH/s (up 1,119% YTD)



Growth in BTC Mined per Month
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
30%
25%
20%
15%
10%
5%
0%
4,989
176
3.5%
Jan-21
5,032
219
4.4%
Feb-21
5,130
317
6.2%
Mar-21
5,292
479
9.1%
Apr-21
5,518
706
12.8%
May-21
5,784
971
16.8%
Jun-21
6,226
1,413
22.7%
Jul-21
6,695
1,884
28.1%
Aug-21
Total BTC Held
Total BTC Mined & Held
Mined BTC %

* Unaudited costs include cost of electricity + hosting fees = $0.045 / kWh; excludes capital expenditure
Note: Marathon began "hodling" mined BTC in October 2020

Recent Company Highlights

Estimates as of September 1, 2021

$70.9 million in cash

$387.3 million in cash + BTC holdings

22,412 miners installed → 2.3 EH/s

469.6 BTC mined in August

1,757.9 BTC mined in 2021

$5,612 to produce each BTC[1]

As of Sept. 13, 2021[2]

Ticker Symbol	MARA
Share Price	$35.59
Market Cap	$3.5 B
Shares Issued & Outstanding	99.5 M
Avg. Daily Trading Volume	9.7 M

1. Unaudited costs include cost of electricity + hosting fees = $0.045 / kWh; excludes capital expenditure
2. Sources: Yahoo Finance & August Production Update PR

Q2 2021 Financials



BTC Production
750
500
250
0
33.7
76.7
157.0
192.0
654.0
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021



Revenue (in millions)
$30.00
$20.00
$10.00
$0.00
$0.3
$0.8
$4.4
$9.2
$29.3
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021



Non-GAAP Income from Operations* (in millions)
$25.00
$15.00
$5.00
-$5.00
-$1.3
-$0.8
-$1.7
$8.3
$20.1
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021

* Non-GAAP income from operations excludes the impact of depreciation and amortization of fixed assets, impairment losses on mined cryptocurrency, server maintenance contract amortization, and stock compensation expense and does not include the change in fair value of the Company's investment fund, which purchased 4,812.66 BTC for approximately $150 million in January 2021.

MARATHON™ DIGITAL HOLDINGS

Summary Balance Sheet

$ Millions	June 30, 2021	March 31, 2021	Dec. 31, 2021
Cash & cash equivalents	$170.6	$211.9	$141.3
Digital currencies	29.0	10.7	2.3
Deposits	121.6	128.9	65.6
Investment Fund	166.9	281.8	0.0
Total current assets	491.7	635.9	286.4
Total non-current assets	92.2	50.8	26.8
Total assets	583.9	686.7	313.2
Accounts payable	$2.6	$1.0	$1.0
Total current liabilities	3.3	2.9	1.4
Total long-term liabilities	0.0	0.0	0.1
Total stockholders' equity	580.5	683.7	311.7
Total liabilities and equity	583.9	686.7	313.2

Investment Thesis

Scale: Growing hash rate +*7,122%* from 0.18 EH/s in Jan. 2021 to 13.3 EH/s in Mid 2022

Profitable: BTC production costs = $5,612 / BTC, paying $0.045 / kWh;[1] margins of c. 85% upon full deployment

Agile: Investing in miners rather than infrastructure → flexible business model with ability to adapt to changes regulations, power requirements, etc.

Capital Efficient: Potential for return on assets of 2.24x ($2.24 in profit for every $1 spent on assets) by end of 2022[2]

Well Capitalized: $70.9 million in cash & 6,695 BTC → $387.3 million in total liquidity; consistent access to capital in capital intensive industry with $0 long-term debt[3]

Quality Relationships: With industry leaders enable low energy costs, consistent access to miners, & ample expansion opportunities

Lean Corporate Structure: $4.2 million in revenue / employee in Q2 2021

1. As of Q2 2021; includes costs of electricity & hosting
2. Return on Assets = (2022 Potential Net Income / (Total Avg. Assets at Year End 2022 + 2021) / 2)
3. As of September 1, 2021

Contact Us

Marathon Digital Holdings

1180 North Town Center Drive, Suite 100

Las Vegas, NV 89144

Tel: 800-804-1690

info@marathondh.com

Investor Relations

Charlie Schumacher

Telephone: 800-804-1690

Email: charlie@marathondh.com

Appendix

Safe Harbor Statement

Statements made in this presentation include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as "may," "will," "plan," "should," "expect," "anticipate," "estimate," "continue," or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading "Risk Factors" in the Company's Annual Reports on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

DISCLAIMER

This presentation is not intended to be and should not be considered as forward-looking statements by the Company. It is impossible to forecast what the price of bitcoin or the hash rate difficulty will be on any specific date, including during 2022, when all the Company's miners are expected to be deployed. This presentation is for illustrative purposes only to provide the reader with an estimate of the Company's potential gross revenue, mining power and hosting costs, which might be attained if all miners were deployed as of a specific date and with certain parameters used, as set forth below. The parameters used were total hash rate of 13.3 EH/s, bitcoin price of $45,000, blended power costs and hosting fees of $0.045/kWh including CAPEX.

Investor Notice

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under "Risk Factors" in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2020. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. Lastly, with the current worldwide situation caused by COVID-19, there can be no assurances as to when we may see any long-term sustained recovery in the bitcoin market, and if so, whether any recovery might be significant.

Leadership Team



Fred Thiel
Chief Executive Officer



Jolie Kahn
Legal Counsel



Jim Crawford
Chief Operating Officer

Peter Benz
VP of Corporate Development



Sim Salzman
Chief Financial Officer



Will Beam
Controller



Charlie Schumacher
Director of Corporate Communications

Judy Clayton
Exec. Admin Assistant

Board of Directors



Merrick Okamoto
Executive Chairman



Georges Antoun
Independent Director



Said Ouissal
Independent Director



Kevin DeNuccio
Director



Jay Leupp
Independent Director



Sarita James
Independent Director



Fred Thiel

History of Expansion & Growth

2020 | Q1 2021 | Q2 2021 | Q3 2021 | Mid 2022

- Began aggressively upgrading mining portfolio with next gen. miners
- Announced $23 million contract with Bitmain to purchase 10,500 S19 Pro miners
- Partnered with Beowulf Energy: Relocated miners to 105 MW BTC Mining Data Center in Hardin, MT; Reduced aggregate mining costs 38%
- Purchased 90,000 S19 miner, including Bitmain's largest order ever
- Announced successful completion of shelf offering, increasing cash position to $217.6 million
- Increased cash position to $455.1 million after successful private placement
- Purchased 4,812.66 BTC for avg. price of $31,168
- Began installing 1st tranches of S-19 Pro miners from Bitmain
- Rebranded to Marathon Digital Holdings
- Enhanced leadership team, incl. appointing Fred Thiel to CEO
- Began directing all hash rate to MaraPool
- Announced new agreement with Compute North: 300 MW facility in TX to house 73,000 miners & be 100% carbon neutral
- MaraPool begins signaling for Taproot
- MARA added to Russell 2000 Index
- Purchased additional 30,000 miners from Bitmain for $120.7 M
- August production update: 22,412 miners installed, generating 2.3 EH/s; 1,758 BTC produced YTD
- DMG Blockchain joins MaraPool
- All 133,000 miners deployed; generating 13.3 EH/s with mining operations 70% carbon neutral

Bitcoin & Traditional Assets ROI

as of September 1, 2021

	Bitcoin	Gold	S&P 500
1 year:	+310%	-6%	+28%
2 year:	+402%	+17%	+56%
3 year:	+579%	+50%	+56%
4 year:	+892%	+37%	+83%
5 year:	+8,435%	+36%	+108%
6 year:	+21,387%	+59%	+136%
7 year:	+10,130%	+43%	+126%
8 year:	+33,338%	+30%	+176%
9 year:	+488,094%	+7%	+222%
10 year:	+595,259%	+0%	+276%

Sources: https://www.investing.com/crypto/bitcoin/historical-data, https://www.gold.org/goldhub/data/gold-prices, https://www.wsj.com/market-data/quotes/index/SPX/historical-prices

Glossary of Relevant Terminology

Bitcoin (BTC) – a type of digital currency in which a record of transactions is maintained and new units of currency are generated by the computational solution of mathematical problems, and which operates independently of a central bank; a unit of bitcoin

Blockchain – a system in which a record of transactions made in bitcoin or another cryptocurrency are maintained across several computers that are linked in a peer-to-peer network

Block – a file that contains a "permanent" record of transactions

Mining (BTC) – the processing of transactions in the digital currency system, in which the records of current Bitcoin transactions, known as a blocks, are added to the record of past transactions, known as the block chain

Hash Rate – The Measure of a Miners Performance – # of calculations a miner can perform in 1 second as it works to solve the BTC code

Block Reward – The amount of BTC "awarded/earned" for successfully mining/verifying a block

Average # of BTC mined each day =

(Block Reward)
x
(6x/hr)
x
(24 hrs/day)

As of May 11, 2020:

(6.25 BTC/Block) **x** (6x/hr) **x** (24 hrs/day)
=
900 BTC per day on avg.